Other Income (Expense), Net (Tables)	12 Months Ended
Jan. 31, 2011
Other Income (Expense), Net
Schedule Of Other Income (Expense), Net

	Year Ended January 31
	2011	2010	2009
	(in millions)
Impairment losses on investments	$(4)	$(1)	$(14)
Net gain on sale of other investments	5	3	6
Equity interest in earnings and impairment losses on investments in unconsolidated affiliates, net	—	1	(9)
Other	1	3	2

Total other income (expense), net	$2	$6	$(15)